Exhibit 99.1

                 Advanta Posts Another Strong Quarter

    SPRING HOUSE, Pa.--(BUSINESS WIRE)--July 31, 2007--Advanta Corp. (NASDAQ: ADVNB; ADVNA) today reported second quarter 2007 net income from continuing operations of $0.51 per diluted share for Class A and Class B shares combined. This is $0.03 per share higher than the first quarter. It includes a $0.01 per share asset valuation gain associated with the Company's venture capital portfolio.

    "The powerful dynamics we have described in the business are once again demonstrated by the performance in the quarter," said Dennis Alter, Chairman and CEO.

    Ending managed receivables grew to $6.0 billion at quarter end with ending owned receivables totaling $1.1 billion. During the quarter, 103,000 new customers were added and transaction volume increased to $3.7 billion. The managed net credit loss rate was 3.48% and the owned net credit loss rate was 3.06%.

    Conference Call Details

    Advanta management will hold a conference call with analysts and institutional investors today, July 31 at 9:00 a.m. Eastern Time, to review the second quarter results for 2007. The call can be accessed by dialing 800-289-0468 and referring to pass code 4830400. The call will also be webcast simultaneously via a Vcall link on the Company's website, www.advanta.com, or at www.investorcalendar.com. Those interested in listening to the webcast should go to the website at least 15 minutes before the call to register and download any necessary software. Replays of the call will be available beginning at noon today on the Internet at www.advanta.com or www.investorcalendar.com or by dialing 888-203-1112 and referring to confirmation code 4830400. The conference call may include a discussion of non-GAAP financial measures, which are reconciled to the most directly comparable GAAP financial measures in the Company's press releases or the statistical supplements available at www.advanta.com in the "Corporate Info" section.

    About Advanta

    Advanta is one of the nation's largest credit card issuers (through Advanta Bank Corp.) in the small business market today. Advanta's exclusive focus on this market, as well as its size, experience and commitment to developing meaningful product offerings and a high level of service tailored to the needs of small businesses, differentiate the company from other issuers. Founded in 1951, Advanta has long been an innovator in developing and introducing many of the marketing techniques that are common in the financial services industry today. Learn more about Advanta at www.advanta.com.

    In addition to the GAAP results provided throughout this document, the Company has provided managed receivable data and other non-GAAP financial measurements. Management believes that the non-GAAP financial measures used to manage the business may provide users additional useful information. The tables attached to this press release include a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures and a description of why the non-GAAP financial measures are useful to investors.



                               ADVANTA
                       SEGMENT INCOME STATEMENT
                            (in thousands)

                          Three Months Ended
                            June 30, 2007
----------------------------------------------------------------------

                                         Advanta
                                         Business
                                          Cards    Other (A)   Total
                                         --------  ---------  --------
Interest income                         $ 38,655  $   8,903  $ 47,558
Interest expense                          13,149     10,484    23,633
                                         --------  ---------  --------
Net interest income                       25,506     (1,581)   23,925
Provision for credit losses               11,806          0    11,806
                                         --------  ---------  --------
Net interest income after provision for
 credit losses                            13,700     (1,581)   12,119
Noninterest revenues:
   Interchange income                     62,130          0    62,130
   Securitization income                  22,766          0    22,766
   Servicing revenues                     22,541          0    22,541
   Business rewards                      (21,353)         0   (21,353)
   Other revenues, net                     4,653      2,566     7,219
                                         --------  ---------  --------
Total noninterest revenues                90,737      2,566    93,303
Operating expenses                        68,613        164    68,777
                                         --------  ---------  --------
Income before income taxes                35,824        821    36,645
Income tax expense                        13,619        314    13,933
                                         --------  ---------  --------
Income from continuing operations         22,205        507    22,712
Gain on discontinuance of mortgage and
 leasing businesses, net of tax                0      1,022     1,022
                                         --------  ---------  --------
Net income                              $ 22,205  $   1,529  $ 23,734
                                         ========  =========  ========

                          Three Months Ended
                            June 30, 2006
----------------------------------------------------------------------

                                         Advanta
                                         Business
                                          Cards    Other (A)   Total
                                         --------  ---------  --------
Interest income                         $ 34,450  $   6,061  $ 40,511
Interest expense                          10,400      7,079    17,479
                                         --------  ---------  --------
Net interest income                       24,050     (1,018)   23,032
Provision for credit losses               10,145          0    10,145
                                         --------  ---------  --------
Net interest income after provision for
 credit losses                            13,905     (1,018)   12,887
Noninterest revenues:
   Interchange income                     51,217          0    51,217
   Securitization income                  29,686          0    29,686
   Servicing revenues                     15,329          0    15,329
   Business rewards                      (16,295)         0   (16,295)
   Other revenues, net                     6,167      1,208     7,375
                                         --------  ---------  --------
Total noninterest revenues                86,104      1,208    87,312
Operating expenses                        62,545        191    62,736
                                         --------  ---------  --------
Income (loss) before income taxes         37,464         (1)   37,463
Income tax expense                        14,423          0    14,423
                                         --------  ---------  --------
Income (loss) from continuing operations  23,041         (1)   23,040
Gain on discontinuance of mortgage and
 leasing businesses, net of tax                0        738       738
                                         --------  ---------  --------
Net income                              $ 23,041  $     737  $ 23,778
                                         ========  =========  ========


    (A) Other includes venture capital operations as well as investment and other activities not attributable to the Advanta
Business Cards segment.



                               ADVANTA
                            HIGHLIGHTS (A)
                (in thousands, except per share data)

                          Three Months Ended      Percent Change From
                     ----------------------------
                     June 30,  Mar. 31,  June 30,    Prior     Prior
EARNINGS               2007      2007      2006     Quarter     Year
----------------------------------------------------------------------
Basic income from
 continuing
 operations per
 common share:
     Class A        $    0.52 $    0.49 $    0.56          6.1% (7.1)%
     Class B             0.56      0.53      0.58          5.7  (3.4)
     Combined (B)        0.55      0.52      0.57          5.8  (3.5)
Diluted income from
 continuing
 operations per
 common share:
     Class A             0.50      0.47      0.52          6.4  (3.8)
     Class B             0.51      0.48      0.52          6.3  (1.9)
     Combined (B)        0.51      0.48      0.52          6.3  (1.9)
Basic net income per
 common share:
     Class A             0.55      0.49      0.58         12.2  (5.2)
     Class B             0.59      0.53      0.60         11.3  (1.7)
     Combined (B)        0.57      0.52      0.59          9.6  (3.4)
Diluted net income
 per common share:
     Class A             0.52      0.47      0.54         10.6  (3.7)
     Class B             0.54      0.48      0.54         12.5   0.0
     Combined (B)        0.53      0.48      0.54         10.4  (1.9)

Return on average
 common equity
 (annualized)           16.01%    14.78%    17.99%         8.3 (11.0)

COMMON STOCK DATA
----------------------------------------------------------------------
Weighted average
 common shares used
 to compute:
   Basic earnings
    per common share
     Class A           13,331    13,318    13,281          0.1%  0.4 %
     Class B           28,039    27,734    26,918          1.1   4.2
                     --------  --------  --------
     Total             41,370    41,052    40,199          0.8   2.9
   Diluted earnings
    per common share
     Class A           13,331    13,318    13,281          0.1   0.4
     Class B           31,343    31,172    30,689          0.5   2.1
                     --------  --------  --------
     Total             44,674    44,490    43,970          0.4   1.6

Ending shares
 outstanding:
     Class A           14,410    14,410    14,410          0.0   0.0
     Class B           29,014    28,968    26,798          0.2   8.3
                     --------  --------  --------
     Total             43,424    43,378    41,208          0.1   5.4

Stock price:
   Class A
     High           $   31.47 $   29.40 $   25.49          7.0  23.5
     Low                26.09     23.96     21.01          8.9  24.2
     Closing            28.40     26.72     21.86          6.3  29.9
   Class B
     High               34.51     31.72     27.83          8.8  24.0
     Low                28.57     26.31     23.00          8.6  24.2
     Closing            31.14     29.23     23.97          6.5  29.9

Cash dividends
 declared:
     Class A           0.1771    0.1417    0.1417         25.0  25.0
     Class B           0.2125    0.1700    0.1700         25.0  25.0

Book value per
 common share           14.39     14.11     13.02          2.0  10.5


    (A) All share and per share amounts have been adjusted to reflect the three-for-two stock split effective June 15, 2007.

    (B) Combined represents income available to common stockholders divided by the combined total of Class A and Class B weighted average common shares outstanding.



                               ADVANTA
                   BUSINESS CREDIT CARD STATISTICS
                           ($ in thousands)


                        Three Months Ended        Percent Change From
                 ---------------------------------
                  June 30,   Mar. 31,   June 30,    Prior      Prior
                    2007       2007       2006     Quarter     Year
                 -----------------------------------------------------
New account
 originations       102,937     96,781     86,398       6.4 %   19.1 %
Average number of
 active accounts
 (A)                894,610    848,375    687,912       5.4     30.0
Ending number of
 accounts         1,255,557  1,191,820    978,517       5.3     28.3
Customer
 transaction
 volume          $3,692,780 $3,389,065 $3,031,493       9.0     21.8
Securitization
 volume increase
 excluding
 replenishment
 sales           $  405,000 $  368,453 $  275,000       9.9     47.3
Average
 receivables:
   Owned         $1,248,235 $1,284,900 $  997,754      (2.9)    25.1
   Securitized    4,581,666  4,152,857  3,222,380      10.3     42.2
                  ---------  ---------  ---------
   Managed (B)    5,829,901  5,437,757  4,220,134       7.2     38.1
Ending
 receivables:
   Owned         $1,133,198 $1,142,006 $1,062,249      (0.8)     6.7
   Securitized    4,856,001  4,444,055  3,323,869       9.3     46.1
                  ---------  ---------  ---------
   Managed (B)    5,989,199  5,586,061  4,386,118       7.2     36.5

----------------------------------------------------------------------
CREDIT QUALITY -
 OWNED
-----------------
Receivables 30
 days or more
 delinquent      $   27,115 $   28,544 $   25,482
Receivables 90
 days or more
 delinquent          13,466     12,878     12,560
As a percentage
 of receivables:
   Receivables 30
    days or more
    delinquent         2.39%      2.50%      2.40%     (4.4)%   (0.4)%
   Receivables 90
    days or more
    delinquent         1.19       1.13       1.18       5.3      0.8
Net principal
 charge-offs:
   Amount        $    9,556 $    9,783 $    7,520
   As a
    percentage of
    average
    receivables
    (annualized)       3.06%      3.05%      3.01%      0.3      1.7

CREDIT QUALITY -
 SECURITIZED
-----------------
Receivables 30
 days or more
 delinquent      $  136,468 $  122,426 $   90,987
Receivables 90
 days or more
 delinquent          68,424     54,633     45,008
As a percentage
 of receivables:
   Receivables 30
    days or more
    delinquent         2.81%      2.75%      2.74%      2.2 %    2.6 %
   Receivables 90
    days or more
    delinquent         1.41       1.23       1.35      14.6      4.4
Net principal
 charge-offs:
   Amount        $   41,115 $   35,082 $   26,633
   As a
    percentage of
    average
    receivables
    (annualized)       3.59%      3.38%      3.31%      6.2      8.5

CREDIT QUALITY -
 MANAGED (B)
-----------------
Receivables 30
 days or more
 delinquent      $  163,583 $  150,970 $  116,469
Receivables 90
 days or more
 delinquent          81,890     67,511     57,568
As a percentage
 of receivables:
   Receivables 30
    days or more
    delinquent         2.73%      2.70%      2.66%      1.1 %    2.6 %
   Receivables 90
    days or more
    delinquent         1.37       1.21       1.31      13.2      4.6
Net principal
 charge-offs:
   Amount        $   50,671 $   44,865 $   34,153
   As a
    percentage of
    average
    receivables
    (annualized)       3.48%      3.30%      3.24%      5.5      7.4


    (A) Active accounts are defined as accounts with a balance at month-end. Active account statistics do not include charged-off accounts. The statistics reported above are the average number of active accounts for the periods presented.

    (B) Managed statistics are non-GAAP financial measures and represent the sum of owned (GAAP) business credit card statistics and securitized business credit card statistics. We believe that performance on a managed basis provides useful supplemental information to investors because we retain interests in the securitized receivables and, therefore, we have a financial interest in and exposure to the performance of the securitized receivables.

    CONTACT: Advanta Corp.
             Amy B. Holderer, Vice President, Investor Relations
             215-444-5335
             aholderer@advanta.com
             or
             David M. Goodman, Director, Communications
             215-444-5073
             dgoodman@advanta.com